BABSON
VALUE
FUND

Semiannual Report
May 31, 1997

JONES & BABSON
MUTUAL FUNDS


MESSAGE
TO OUR SHAREHOLDERS

At the close of the first half of our 1997 fiscal year net assets of Babson Value Fund had reached $1.12 billion, up sharply from $764 million at the end of the fiscal year ended November 30, 1996, and $493 million a year ago. Net assets crossed the $1 billion mark at the end of April, and $1.2 billion in mid-June. Thus, your Fund has continued to participate nicely in the strong inflow of money into equity mutual funds that began in November, 1994, which was the start of the sustained upward move in stock prices that we have enjoyed since then.

Total return (price change and reinvested distributions), was 9.8% for the six months ended May 31, 1997. For the same period the return of the unmanaged Standard & Poor's 500 stock index of larger company stocks was 13.2%. On an unweighted basis the returns of the 500 S&P companies averaged only 10.2% for the last six months. This market capitalization weighted index was dominated by strong performance of the largest companies. Many of these are consumer staple growth companies such as Coca-Cola, Gillette, Procter & Gamble and Eli Lilly which trade at multiples of 29 to 42 times 1997 estimated earnings, or technology growth companies such as Microsoft, Oracle and Cisco which trade at multiples of 47, 37 and 33 times estimated 1997 earnings, respectively.

The fifty companies with the highest market capitalizations in the S&P 500 had average total returns of 16.1% for the six months, while the other 450 companies had average returns of only 9.5%. The biggest fifty, which are 10% of the total number of companies, carry 49% of the weight in the index. This helps to explain why mutual funds have had a hard time outperforming the S&P 500 recently, causing a surge of interest in index funds. The popularity of the new "nifty fifty" of the nineties has produced a wide spread in P/E's... wider, perhaps than is justified by quality or growth prospects. We don't know if the spread will narrow by the multiples of the nifty fifty coming back toward the pack, or by generally increasing multiples among the rest of the companies. Either way, a period of underperformance by the S&P 500 would be the result.

The longer term comparisons of the Fund with its peers for five and ten years are intact as shown in the table on the previous page. We are particularly pleased with our very favorable return ranking against our peers over the last five years since it occurred while the growth style of investing was favored for most of the period. Also, our returns were achieved with a risk level that was more than 31% lower than the average equity fund as calculated by Morningstar.

Net asset value per share rose from $38.65 on November 30, 1996, to $41.50 at the end of May. In March an ordinary income dividend of $0.12 was distributed. For shareholders who elected reinvestment, the distribution was reinvested at a price of $39.50 per share on March 21,1997. In addition, the year-end distributions of $0.298 of ordinary income and $0.436 in long term capital gains were reinvested on December 27, 1996 at a price of $38.04 per share.

Turnover has remained low reflecting the continued emphasis on companies with price momentum in the stock market. In the latest period, the only company eliminated was our holding of PHH. This company was acquired by HFS, a leading franchiser of hotels, motels, and real estate brokerage businesses. HFS had been expanding rapidly by acquisition, and its stock traded at a lofty P/E of over 40 times earnings. The merger involved an exchange of stock, and since we did not want to hold the stock of the acquirer, we sold our PHH shares. Over the three-year holding period for PHH the stock appreciated 150% from initial purchase to average sale price. The proceeds were invested in The Limited, a leading specialty retailer based in Columbus, Ohio. The company is rebounding from an earnings disappointment in fiscal 1996, and its shares sell at 16 times estimated 1997 earnings, and only 14 times the 1998 estimate.

The Fund continues to have attractive valuation characteristics. The average price/earnings ratio based on estimated earnings for 1997 for the companies in the Fund is only 16.4, compared with 19.1 times for the S&P 500 companies.
The average price to book value of the Fund's companies is 2.0, compared to
3.3 for the S&P 500 companies, and their current yield is higher.

We appreciate your continued use of Babson Value Fund in your investment program.

Sincerely,

/s/Larry D. Armel
Larry D. Armel
President


Babson Value Fund

Comparison with all
Lipper Growth & Income Funds

                                   1 Year    3 Years   5 Years   10 Years   1 Year     3 Years    5 Years    10 Years
                                   5/31/96   5/31/94   5/31/92   5/31/87    06/30/96   06/30/94   06/30/92   06/30/87
                                   5/31/97   5/31/97   5/31/97   5/31/97    06/30/97   06/30/97   06/30/97   06/30/97
Babson Value Fund Total Return     21.43%    20.88%    18.71%    13.40%     26.76%     23.41%     19.72%     13.34%
Lipper Growth & Income Funds
  Average Total Return             20.83%    21.04%    15.96%    12.73%     28.07%     23.62%     17.35%     12.77%
BVF Rank among Lipper
  Growth & Income Funds               392       202        15        41        369        205         27         42
# of Lipper Growth & Income Fund      549       345       216       129        547        343        216        127
Babson Value Fund Percentile, Top     71%       59%        7%       32%        67%        60%        13%        33%

Source: Lipper Analytical
 Securities Corporation

Comparison with all
Morningstar Growth & Income Funds

                                   1 Year    3 Years   5 Years   10 Years   1 Year     3 Years    5 Years    10 Years
                                   5/31/96   5/31/94   5/31/92   5/31/87    06/30/96   06/30/94   06/30/92   06/30/87
                                   5/31/97   5/31/97   5/31/97   5/31/97    06/30/97   06/30/97   06/30/97   06/30/97
Babson Value Fund Total Return     21.43%    20.88%    18.71%    13.40%     26.76%     23.41%     19.72%     13.34%
Morningstar Growth & Income Funds
  Average Total Return             23.72%    21.44%    15.85%    12.16%     28.94%     24.02%     17.24%     12.15%
BVF Rank among Morningstar
  Growth & Income Funds               394       227        16        40        387        228         28         41
# of Morningstar Growth &
 Income Fund                          524       349       222       127        535        348        223        125
Babson Value Fund Percentile, Top     75%       65%        7%       31%        72%        66%        13%        33%

Source: Morningstar, Inc.

Note:

All returns for periods of longer than one year are compound annual rates.

All returns for Babson Value Fund are net of all fees and expenses.

Returns for the growth and income averages are net of fees and expenses, but do not include the impact of sales charges.

Morningstar includes S&P 500 index funds in its Growth & Income Fund category, while Lipper has a separate category.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.




STATEMENT OF NET ASSETS
May 31, 1997 (unaudited)

                                                                MARKET VALUE
SHARES      COMPANY                                              (NOTE 1-A)

COMMON STOCKS - 94.24%
AEROSPACE -  4.35%
   261,000  Boeing Co.                                    $        27,470,25
   227,986  Lockheed Martin Corp.                                 21,345,189
								  48,815,439
AIRLINES - 2.32
   888,000  KLM Royal Dutch Airlines                              26,085,000

AUTOMOTIVE - 2.40%
   747,000  Dana Corp.                                            26,985,375

BANKS - 9.66%
   284,000  Chase Manhattan Corp.                                 26,838,000
   332,500  First Bank System, Inc.                               27,265,000
   524,000  National City Corp.                                   26,986,000
   104,033  Wells Fargo & Co.                                     27,412,695
								 108,501,695
CHEMICALS - 3.21%
   239,000  duPont (E.I.) deNemours & Co.                         26,021,125
   520,927  Millennium Chemicals, Inc.                            10,027,845
								  36,048,970
COMPUTER SOFTWARE - 2.64%
   524,000  Shared Medical Systems Corp.                          29,606,000

COMPUTER SYSTEMS - 4.67%
 1,552,000  Apple Computer Inc.                                   25,802,000
   308,000  International Business Machines Corp.                 26,642,000
								  52,444,000
CONSTRUCTION - 1.69%
   345,825  Hanson PLC, ADR                                        8,861,766
   351,305  Martin Marietta Materials, Inc.                       10,100,019
								  18,961,785
CONSUMER PRODUCTS - 7.52%
   728,482  Grand Metropolitan PLC, ADR                           27,227,015
 1,401,000  Limited, Inc.                                         28,370,250
   702,000  Reebok International Ltd.                             28,782,000
								  84,379,265
DIVERSIFIED - 0.83%
   260,025  Energy Group PLC                                       9,295,894

ENVIRONMENTAL CONTROL - 2.32%
 1,666,000  Safety-Kleen Corp.                                    26,031,250

FINANCIAL SERVICES - 11.98%
   396,600  American Express Co.                                  27,563,700
   468,800  Salomon Inc.                                          25,139,400
   716,100  Student Loan Corp.                                    27,390,825
   228,000  Student Loan Marketing Assn.                          27,730,500
   294,000  Transamerica Corp.                                    26,717,250
								 134,541,675
FOREST PRODUCTS AND PAPER - 7.09%
   594,000  Potlatch Corp.                                        25,467,750
   536,400  Weyerhaeuser Co.                                      26,752,950
   368,000  Willamette Industries, Inc.                           27,416,000
								  79,636,700
HEALTH - 2.42%
   990,000  Tenet Healthcare                                      27,225,000

INSURANCE - 7.19%
   279,000  Aetna Inc.                                            28,179,000
   356,000  Allstate Corp.                                        26,210,500
   150,300  General Re Corp.                                      26,340,075
								  80,729,575
OFFICE EQUIPMENT AND SUPPLIES - 4.82%
   921,000  Wallace Computer Services, Inc.                       25,788,000
   417,700  Xerox Corp.                                           28,299,175
								  54,087,175
PETROLEUM - 4.89%
   184,000  Atlantic Richfield Co.                                26,772,000
   144,000  Royal Dutch Petroleum Co.                             28,116,000
								  54,888,000
PROFESSIONAL SERVICES - 0.36%
   206,300  ABM Industries, Inc.                                   3,997,062

RETAIL - 9.13%
   585,000  Harcourt General, Inc.                                27,714,375
 1,548,800  K mart Corp.                                          21,683,200
   524,958  Penney (J.C.) Co., Inc.                               27,035,337
   530,000  Sears, Roebuck & Co.                                  26,036,250
								 102,469,162
TRANSPORTATION - 2.31%
 1,371,700  Overseas Shipholding Group, Inc.                      25,890,837

UTILITIES - 2.44%
   796,000  Texas Utilities Co.                                   27,362,500
TOTAL COMMON STOCKS - 94.24%                                   1,057,982,359


CONVERTIBLE PREFERRED STOCK - 0.49%
    94,300  K mart Financing,
     7.750% trust cv. pfd.                                         5,563,700

                                                                MARKET VALUE
FACE AMOUNT     DESCRIPTION                                      (NOTE 1-A)

SHORT-TERM CORPORATE NOTES - 5.17%
$5,000,000  Ford Motor Credit Co.,
	     5.52%, due June 18, 1997                              5,000,000
 5,000,000  Ford Motor Credit Co.,
	     5.48%, due July 2, 1997                               5,000,000
10,000,000  General Electric Credit Corp.,
	     5.47%, due June 4, 1997                              10,000,000
 7,000,000  General Electric Credit Corp.,
	     5.54%, due June 11, 1997                              7,000,000
 5,000,000  General Electric Credit Corp.,
	     5.56%, due July 2, 1997                               5,000,000
 5,000,000  General Motors Acceptance Corp.,
	     5.49%, due June 4, 1997                               5,000,000
 6,000,000  General Motors Acceptance Corp.,
	     5.57%, due June 11, 1997                              6,000,000
 5,000,000  Sears Roebuck Acceptance Corp.,
	     5.53%, due June 25, 1997                              5,000,000
10,000,000  Sears Roebuck Acceptance Corp.,
	     5.55%, due July 9, 1997                              10,000,000
TOTAL SHORT-TERM
CORPORATE NOTES - 5.17%                                           58,000,000

TOTAL INVESTMENTS - 99.90%                                $    1,121,546,059

Other assets less liabilities  -  0.10%                            1,095,679

TOTAL NET ASSETS - 100.00%
  (equivalent to $41.50 per share;
    50,000,000 shares of $1.00 par
    value capital shares authorized;
    27,048,981 shares outstanding)                        $    1,122,641,738

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
May 31, 1997 (unaudited)

ASSETS:
  Investments in securities:
    Common stocks, at market value
    (identified cost $839,750,328)                        $    1,057,982,359
    Convertible preferred stock,
    at market value (identified cost $4,476,570)                   5,563,700
    Short-Term corporate notes,
    at cost - approximates market value                           58,000,000
      Total investments                                        1,121,546,059

   Dividends receivable                                            2,596,582
   Interest receivable                                               182,452
   Receivable for investments sold                                   659,655
      Total assets                                             1,124,984,748

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                      56,143
  Payable for investments purchased                                2,286,867
      Total liabilities                                            2,343,010

NET ASSETS                                                $    1,122,641,738

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)             $      878,430,629
  Accumulated undistributed income:
    Undistributed net investment income                           13,959,608
    Undistributed net realized gain on
    investment transactions                                       10,932,340
    Net unrealized appreciation in value of investments          219,319,161
NET ASSETS APPLICABLE TO OUTSTANDING SHARES               $    1,122,641,738

Capital shares, $1.00 par value
  Authorized                                                      50,000,000

  Outstanding                                                     27,048,981

NET ASSET VALUE PER SHARE                                 $            41.50

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Six Months Ended May 31, 1997 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends                                             $        8,671,693
    Interest                                                       1,810,548
								  10,482,241
  Expenses (Note 2):
    Management fees                                                4,374,844
    Registration fees and expenses                                   168,601
								   4,543,445
      Net investment income (Note 1-B)                             5,938,796

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions
   (excluding maturities of short-term commercial notes
    and repurchase agreements):
   Proceeds from sales of investments                             56,986,112
   Cost of investments sold                                       45,090,874
    Net realized gain from investment transactions                11,895,238
  Unrealized appreciation of investments:
    Beginning of period                                          146,698,206
    End of period                                                219,319,161
      Unrealized appreciation of investments
       during the period                                          72,620,955
      Net gain on investments                                     84,516,193
      Increase in net assets resulting from operations    $       90,454,989

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                 Six Months
                                                                   Ended                        Year Ended
                                                                May 31, 1997                    November 30,
                                                                (unaudited)                        1996
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                   $        5,938,796               $       7,928,024
  Net realized gain from investment transactions                  11,895,238                      11,413,145
  Unrealized appreciation of investments
   during the period                                              72,620,955                      96,925,072
    Net increase in net assets resulting from operations          90,454,989                     116,266,241
Net equalization included in the price
  of shares issued and redeemed                                    3,331,943                       4,618,188

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                           (5,521,197)                     (6,907,769)
  Net realized gain from investment transactions                 (12,342,336)                     (3,264,428)
     Total distributions to shareholders                         (17,863,533)                    (10,172,197)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                      402,786,027                     454,682,447
  Net asset value of shares issued for
   reinvestment of distributions                                  13,285,372                       7,433,742
								 416,071,399                     462,116,189
  Cost of shares repurchased                                    (133,343,700)                   (102,196,414)
    Net increase from capital share transactions                 282,727,699                     359,919,775
      Total increase in net assets                               358,651,098                     470,632,007
NET ASSETS:
  Beginning of period                                            763,990,640                     293,358,633
  End of period (including undistributed net investment
   income of $13,959,608 and $10,210,066, respectively)   $    1,122,641,738               $     763,990,640

*Shares issued and repurchased:
  Number of shares sold                                           10,382,631                      13,320,263
  Number of shares issued for reinvestment
   of distributions                                                  347,016                         225,544
								  10,729,647                      13,545,807
  Number of shares repurchased                                    (3,448,728)                     (3,008,074)
      Net increase                                                 7,280,919                      10,537,733


**Distributions to shareholders:
   Income dividends per share                             $            .2453               $            .532
   Capital gains distribution per share                   $            .6087               $           .3446

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Corporate stocks and bonds traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. at the rate of .95 of 1% per annum of the average daily net asset value of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended May 31, 1997 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:
				Purchases               $        319,430,951
				Proceeds from sales               56,986,112

This report has been prepared for the information of the Shareholders of Babson Value Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


BOARD OF DIRECTORS
Larry D. Armel
Francis C. Rood
William H. Russell
H. David Rybolt

OFFICERS
Larry D. Armel
	President
P. Bradley Adams
	Vice President & Treasurer
Elizabeth L. Allwood
	Vice President
Michael A. Brummel
	Vice President
Martin A. Cramer
	Vice President & Secretary
Constance E. Martin
	Vice President
Roland W. Whitridge
	Vice President - Portfolio


INVESTMENT COUNSEL
David L. Babson & Co. Inc.
Cambridge, Massachusetts

INDEPENDENT AUDITORS
Ernst & Young, LLP
Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
Philadelphia, Pennsylvania

John G. Dyer
Kansas City, Missouri

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri


Equities

Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

Fixed Income
Bond Trust
Money Market Fund
Tax-Free Income Fund


* Closed to new investors.


JONES & BABSON
MUTUAL FUNDS

2440 Pershing Road
Kansas City, MO 64108-2561
816-471-5200

1-800-4-BABSON

(1-800-422-2766)

http://www.jbfunds.com